UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 East Green Street Bensenville, Illinois		60106
(Address of principal executive offices)		(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information set forth in Item 8.01 of this report relating to the resignation of directors is incorporated herein by reference.

Item 8.01	Other Information.

On February 21, 2017, Rubicon Technology, Inc. (the “Company”) released a letter to its stockholders (the “Stockholder Letter”) from Don Aquilano, the Chairman of the Board of Directors (the “Board”). The Stockholder Letter describes the Company’s recent restructuring and updates stockholders on the Company’s activities, including its evaluation of strategic acquisition opportunities, and certain recent and proposed corporate governance changes.

On February 14, 2017, the Board determined to reduce the size of the Board to five members to be effective as of May 3, 2017, the date of the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). Raymond Spencer, one of the Company’s Class I directors whose term expires at the 2017 Annual Meeting, will not stand for re-election.

In addition, because acquisitions are being given greater consideration by the Board, the Board has decided to commence a search for a new Chief Executive Officer (“CEO”) with more extensive experience in mergers and acquisitions. William F. Weissman, the current CEO, is expected to stay with the Company until a new CEO is hired. As of February 14, 2017, Mr. Weissman has agreed to step down from the Board if a new CEO joins the Company in order for the new CEO to assume Mr. Weissman’s position on the Board.

The Stockholder Letter also announces the Company’s intent to seek stockholder approval at the 2017 Annual Meeting of an amendment to its certificate of incorporation to declassify the Board and provide for the annual election of directors beginning with the election of directors at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). This amendment was approved by the Board on February 14, 2017, and on the same date, the incumbent directors whose terms would not otherwise expire at the 2018 Annual Meeting, including Mr. Weissman who will be up for re-election at the 2017 Annual Meeting, agreed to resign from the Board effective as of the date of the 2018 Annual Meeting if the amendment is approved by the stockholders. This would allow for the election of the entire Board for a one-year term at the 2018 Annual Meeting and going forward.

A copy of the Stockholder Letter is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Stockholder letter dated February 21, 2017.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2017 Annual Meeting of Stockholders. The Company

will file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission (the “SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in Company stock, restricted stock and options is included in the Company’s SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website www.rubicontechnology.com in the section “Investors” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s definitive proxy statement for the 2016 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2015. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2017 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.rubicontechnology.com in the section “Investors”.

Forward-Looking Statements

Certain of the statements contained herein, particularly those preceded by or including the words “believes,” “expects,” “anticipates,” “intends,” “should,” “could,” “estimates,” “projects,” “targets,” “considers,” “potential,” and similar expressions, or those relating to or anticipating business operations, revenue and financial results for periods beyond the end of the fourth quarter of 2016, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by the Company and its management. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements.

These risks and uncertainties include the adoption of sapphire as a material in new applications, the Company’s successful development and the market’s acceptance of new products; the Company’s ability to sell certain assets, including those in Malaysia and underutilized assets in the U.S., and the prices the Company receives therefor; the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations; the ability to effectively utilize net loss carryforwards; dependence on key customers; the Company’s ability to secure new business and retain customers; changes in demand or the average selling prices of sapphire products; the failure to achieve the margins we expect, whether due to our own operations or changes in the market for our products; the Company’s ability to successfully qualify its products with customers and potential customers; potential disruptions in the Company’s supply of electricity; changes in the Company’s product mix; the outcome of the testing of new products and processes or the testing of the Company’s existing products for new applications; the failure of third parties performing services for us to do so successfully; the Company’s ability to protect its intellectual property rights; the competitive environment; the cost of compliance with environmental standards; and other risks and uncertainties described in the Company’s most recent Form 10-K, its subsequent Form 10-Q filings and other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: February 21, 2017

	By:	/s/ Mardel A. Graffy
	Name:	Mardel A. Graffy
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Stockholder letter dated February 21, 2017.

5